THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln National Variable Annuity Account H
American Legacy® Fusion

Supplement dated December 6, 2024 to the
Updating Summary Prospectus for Current Contractowners dated May 1, 2024

This supplement to the summary prospectus for your individual variable annuity contract describes revisions that apply to the Lincoln ProtectedPay® lifetime income rider currently offered in your contract.

Effective February 18, 2025, the Secure Core option of the Lincoln ProtectedPay® lifetime income rider available under your contract will be replaced by the Select Core option. The Select Core option is identical to the Secure Core option except as outlined in this supplement. These changes will be effective for riders purchased on and after February 18, 2025.

OVERVIEW

Living Benefit Riders - Lincoln ProtectedPay Secure Core®. For Lincoln ProtectedPay® riders elected on and after February 18, 2025:

•	The name of the rider option is changed to Lincoln ProtectedPay Select Core® throughout your prospectus.
•	Lincoln ProtectedPay Select Core® is available for election on all new and existing nonqualified and qualified (IRAs and Roth IRAs) annuity contracts.
•
The current protected lifetime income fee rate and the Protected Annual Income rates for new rider elections are disclosed in a Rate Sheet. The Rate Sheet indicates the current rates and the date by which your application or rider election form must be signed and dated for a rider to be issued with those rates. The rates may be superseded at any time in our sole discretion and may be higher or lower than the charge rate on the previous Rate Sheet.

i4LIFE® Advantage Guaranteed Income Benefit option. Contractowners who elect Lincoln ProtectedPay Select Core® may decide to later transition to i4LIFE® Advantage Select Guaranteed Income Benefit.

Appendix B – Investment Requirements. Contractowners who elect Lincoln ProtectedPay Select Core® will be required to adhere to Investment Requirements. Under the current Investment Requirements for Lincoln ProtectedPay Select Core®, you must allocate your Contract Value as follows:

Group 1
Investments must be at least 20% of Contract Value
American Funds Mortgage Fund	American Funds U.S. Government Securities Fund
American Funds The Bond Fund of America	American Funds Preservation Fund

Group 2
Investments cannot exceed 80% of Contract Value
American Funds Asset Allocation Fund	American Funds High-Income Trust
American Funds Capital Income Builder®	American Funds International Fund
American Funds Capital World Growth and Income Fund	American Funds International Growth and Income Fund
American Funds Global Balanced Fund	American Funds Ultra-Short Bond Fund
American Funds Global Growth Fund	American Funds Washington Mutual Investors Fund
American Funds Global Growth PortfolioSM	LVIP American Balanced Allocation Fund
American Funds Global Growth and Income PortfolioSM	LVIP American Growth Allocation Fund
American Funds Growth Fund	LVIP American Income Allocation Fund
American Funds Growth-Income Fund

The fixed account is only available for dollar cost averaging.

As an alternative to satisfy these Investment Requirements, you may allocate 100% of your Contract Value among the Subaccounts listed below. If you allocate less than 100% of Contract Value among these Subaccounts, then the Subaccounts listed below that are also listed in Group 1 will be subject to Group 1 restrictions.  Any remaining Subaccounts listed below that are not listed in Group 1 will fall into Group 2 and will be subject to Group 2 restrictions.

American Funds Asset Allocation Fund	American Funds U.S. Government Securities Fund
American Funds Global Balanced Fund	LVIP American Balanced Allocation Fund
American Funds Growth and Income PortfolioSM	LVIP American Growth Allocation Fund
American Funds Mortgage Fund	LVIP American Income Allocation Fund
American Funds The Bond Fund of America	LVIP American Preservation Fund

Please keep this supplement for future reference.